UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 20, 2019

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

932 Southwood Boulevard
Incline Village, Nevada 89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PDLI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2019, PDL BioPharma, Inc. (the Company) appointed Ed Imbrogno as Vice President of Finance and Chief Accounting Officer. Prior to the appointment, Mr. Imbrogno was the Company’s Vice President of Finance.

Mr. Imbrogno, age 55, brings over 30 years of accounting and financial reporting experience to the role. Before joining the Company in October 2018, Mr. Imbrogno was Senior Director and Corporate Controller for BioDelivery Sciences International, Inc., a NASDAQ-listed specialty pharmaceutical company since 2017. Prior to that, from 2013 to 2016, he was Vice President, Financial Reporting for AerCap Holdings N.V., a NYSE-listed company and the world’s largest independent aircraft lessor. Before that, he was Director, Accounting for Amgen Inc., a NASDAQ-listed multinational biopharmaceutical company from 2006 to 2013. Mr. Imbrogno began his career in public accounting as an Audit Manager with Ernst & Young providing audit and related financial services to both public and private companies. Mr. Imbrogno holds a BS in accounting from Pennsylvania State University and an MBA from Wake Forest University. He is a licensed Certified Public Accountant and is a member of the American Institute of Certified Public Accountants.

When he joined the Company on October 8, 2018, Mr. Imbrogno entered into an employment offer letter with the Company (the Offer Letter). Pursuant to the Offer Letter, Mr. Imbrogno is an at-will employee. Currently, Mr. Imbrogno’s base salary is $288,400 and his annual target bonus opportunity is equal to 50% of his annual base salary, with the actual bonus amount earned dependent upon Company and individual performance. In addition, Mr. Imbrogno received a signing bonus of $25,000 in connection with his initial employment with the Company. The Company extended Mr. Imbrogno a housing allowance of $4,000 per month for three years.

On December 20, 2018, the Company granted Mr. Imbrogno options to purchase 288,611 shares of the Company’s common stock, 25% of which vest on October 8, 2019 and the remaining 75% of which vest monthly on a pro rata basis for the 36 months following October 8, 2019. On March 25, 2019, the Company granted Mr. Imbrogno options to purchase 108,766 shares of the Company’s common stock, 25% of which vest on January 1, 2020 and the remaining 75% of which vest monthly on a pro rata basis for the 36 months following January 1, 2020. Also on March 25, 2019, the Company granted Mr. Imbrogno 22,357 shares of restricted stock, one third of which will vest and become payable on January 1 of each of 2020, 2021 and 2022.

In connection with his employment, Mr. Imbrogno has entered into the Company’s standard form of severance agreement (filed with the Securities and Exchange Commission as Exhibit 10.1 to Current Report on Form 8-K on April 10, 2019) (the Severance Agreement). If Mr. Imbrogno’s employment is terminated by the Company without “Cause” or he resigns for “Good Reason,” as those terms are defined in the Severance Agreement, he will receive (x) if not in connection with a change of control of the Company, (i) a lump sum cash payment equal to 100% of the sum of his annual base salary, (ii) 75% of his annual target bonus for the year in which separation occurs and (iii) 12 months of COBRA benefits or (y) if within two years of change of control of the Company, (i) a lump sum cash payment equal to 200% of the sum of his annual base salary, (ii) 200% of his annual target bonus for the year in which separation occurs and (iii) 12 months of COBRA benefits; provided that in each case such payments will be contingent upon his signing a release of all claims against the Company.

The Offer Letter is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing description of the Offer Letter is qualified in its entirety by reference to Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 20, 2019, the Company held its 2019 Annual Meeting of Stockholders in Incline Village, Nevada. At the annual meeting, the Company’s stockholders: (i) elected each of Harold E. Selick, Ph.D., Samuel R. Saks, M.D. and Natasha A. Hernday to the Company’s Board of Directors for a term of three years, (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019 and (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.
Represented in person or by proxy at the annual meeting were 99,290,717 shares of the Company’s common stock, or 82.29% of the total number of shares outstanding as of the record date. The results of the matters submitted to a stockholder vote at the annual meeting were as follows.

1.    Election of Directors:

Name	For	Withheld	Broker Non-Votes
Harold Selick, Ph.D.	66,633,815	4,443,443	26,213,459
Samuel Saks, M.D.	68,940,338	4,136,920	26,213,459
Natasha Hernday	71,067,919	2,009,339	26,213,459

2.	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

For	Against	Abstain
97,645,529	1,345,608	299,580

3.	Approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement:

For	Against	Abstain	Broker Non-Votes
68,294,341	4,545,066	237,851	26,213,459

Item 8.01 Other Events.

On June 24, 2019, the Company issued a press release announcing the election of Ms. Hernday to the Company’s Board of Directors. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Offer Letter between the Company and Ed Imbrogno
99.1	Press Release, dated June 24, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

By:	/s/ Dominique Monnet
Dominique Monnet
President and Chief Executive Officer

Dated: June 24, 2019

Exhibit Index

Exhibit No.	Description
10.1	Offer Letter between the Company and Ed Imbrogno
99.1	Press Release, dated June 24, 2019